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                                                                   EXHIBIT 10.31

Confidential Treatment has been requested with respect to portions of the agreement indicated with an asterisk [*]. A complete copy of this agreement, including the redacted terms, has been separately filed with the Securities and Exchange Commission.


EXECUTION COPY

                            SOFTWARE MERCHANT PROGRAM

                       ADVERTISING AND PROMOTION AGREEMENT

        This Advertising and Promotion Agreement (this "Agreement") is entered into as of February 5, 1999 (the "Effective Date") between Yahoo! Inc., a California corporation with offices at 3420 Central Expressway, Santa Clara, CA 95051 ("Yahoo") and Beyond.com, Corporation, a Delaware corporation with offices at 1195 West Fremont Avenue, Sunnyvale, CA 94087, ("Beyond.com").

        In consideration of the mutual promises contained in this Agreement, Yahoo and Beyond.com hereby agree as follows:


1.      DEFINITIONS.

        The following terms are used in this Agreement with the respective meanings set forth below:

        "Beyond.com Banner" shall mean an advertising promotion substantially similar in form as that set forth on Exhibit B that: (a) promotes the on-line sale of Software Products, (b) has dimensions no larger than 468 pixels wide by 60 pixels high, (c) does not have "looped" animation, (d) does not have any animation longer than six seconds, (e) has a file size no greater than 12K, and
(f) will permit users to navigate directly to a Page on the Beyond.com Site or in the Beyond.com Store relating to the Software Product promoted in the Beyond.com Banner. Yahoo may modify these specifications at its discretion, provided such modification does not adversely impact Beyond.com.

        "Beyond.com Button" shall mean a link substantially similar in form as that set forth on Exhibit B that: (a) contains a Beyond.com logo and has dimensions no larger than 88 pixels wide by 31 pixels high and promotes Software Products, (b) does not contain animation, (c) has a file size no greater than 1.5K, (d) and will permit users to navigate directly to a Page on the Beyond.com Site relating to the online sale of Software Products relevant to the content on the Pace on which such Beyond.com Button appears. Yahoo may modify these specifications at its discretion, provided such modification does not adversely impact Beyond.com.

        "Beyond.com Front Page Promotion" shall mean a promotion substantially similar in form as that set forth on Exhibit B that: (a) has dimensions no larger than 230 pixels wide by 33 pixels high and promotes Software Products,
(b) has no animation longer than six seconds, (c) does not have "looped" animation, and (d) has a file size no greater than 3K. In addition, the Beyond.com Front Page Promotion shall comply with Yahoo's current Front Page promotion guidelines attached as Exhibit D, which may be modified by Yahoo at its discretion.

        "Beyond.com Games Button" shall mean a link substantially similar in form as that set forth on Exhibit B that: (a) contains a Beyond.com logo and has dimensions no larger than 81 pixels wide by 31 pixels high and promotes Software-Products, (b) has no animation longer than four


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(4) seconds, (c) does not have "looped" animation, (d) has a file size no greater than 4K, and (e) and will permit users to navigate directly to a Page on the Beyond.com Site relating to the online sale of Software Products relevant to the content on the Page on which such Beyond.com Button appears. Yahoo may modify these specifications at its discretion, provided such modification does not adversely impact Beyond.com.

        [*]

        "Beyond.com My Yahoo Module" shall mean a promotion substantially similar in form as that set forth on Exhibit B that: (a) has dimensions mutually agreed upon by the parties and promotes compelling content that is mutually agreed upon by Beyond.com and Yahoo, (b) allows users to personalize their software interests, (c) offers new content relevant to Beyond.com Software Products no less than two (2) times per week and (d) will permit users to navigate directly to a Page on the Beyond.com Site dedicated to the online purchase of the product promoted in the module. Yahoo may modify these specifications at its discretion, provided such modification does not adversely impact Beyond.com.

        "Beyond.com Shopping Banner" shall mean an advertising promotion substantially similar in form as that set forth on Exhibit B that: (a) promotes the on-line sale of Software Products, (b) has dimensions no larger than 468 pixels wide by 60 pixels high, (c) does not have "looped" animation, (d) does not have any animation longer than six seconds, (e) has a file size no greater than 12K, and (f) will permit users to navigate directly to a Page in the Beyond.com Store relating to the Software Product promoted in the Beyond.com Shopping Banner. Yahoo may modify these specifications at its discretion, provided such modification does not adversely impact Beyond.com.

        "Beyond.com Site" shall mean the web site owned by Beyond.com currently located at http://www.beyond.com or any successor url.

        "Beyond.com Store" shall mean an online store created with [*] and located in the Yahoo Store.

        "Beyond.com Store Module" shall mean a promotion substantially similar in form as that set forth on Exhibit B that: (a) has dimensions no larger than 150 pixels wide by 275 pixels high and visually promotes Software Products (through a "product shot"), (b) contains no more than fifty (50) characters of text, (c) does not contain animation, (d) is in JPEG format, (e) has a file size no greater than 20K, (f) contains the Beyond.com logo which shall be no greater than ten percent (10%) of the module, (g) and will permit users to navigate directly to a Page in the Beyond.com Store relating to the Software Product promoted in the module. Yahoo may modify these specifications at its discretion, provided such modification does not adversely impact Beyond.com.

        "Category Pages" shall mean those Pages identified as such on Exhibit A; provided that, Yahoo shall use commercially reasonable efforts to assist Beyond.com in identifying those Pages that best suit its needs and modifying the Category Pages accordingly; provided further that, under no circumstances shall more than thirty percent (30%) of the Category Pages be modified.


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        "[*]" shall mean [*] as measured by Yahoo's advertiser reporting system, the accuracy of which is periodically reviewed and certified by Ernst & Young, LLP or a similarly reputable and independent entity.

        "Launch Date" shall mean the date on which Yahoo activates the Beyond.com Button.

        "My Yahoo" shall mean the personalized property on the World Wide Web commonly known as My Yahoo!.

        "My Yahoo Pages" shall mean those Pages identified as such on Exhibit B.

        "Page" means any World Wide Web page (or, for online media other than Web sites, the equivalent unit of the relevant protocol).

        "Page View" shall mean a user's request for a Page as measured by Yahoo's advertiser reporting system, the accuracy of which is periodically reviewed and certified by Ernst & Young, LLP or a similarly reputable and independent entity.

        "Run of Network" shall mean banners rotating throughout the Yahoo Properties.

        "Search Results Pages" shall mean those Pages identified as such on Exhibit A.

        "Software Merchant" shall mean any company or other entity engaged in the on-line sale of Software Products.

        "Software Merchant Program" shall mean Yahoo's program consisting of certain marketing, advertising and promotional activities with Software Merchants substantially similar to those set forth in this Agreement.

        "Software Products" shall mean personal computer software products.

        "Term" shall mean the period beginning on the Launch Date and continuing for a period of eighteen (18) months.

        "Yahoo Games Pages" shall mean those Pages identified as such on Exhibit B.

        "Yahoo Main Site" shall mean Yahoo's principal U.S. based directory to the World Wide Web currently located at http://www.yahoo.com or any successor url.

        "Yahoo Properties" shall mean any Yahoo branded or co-branded media properties, including, without limitation, Internet guides, that are developed in whole or in part by Yahoo or its affiliates.

        "Yahoo Shopping Pages" shall mean those Pages identified as such on Exhibit B.

        "Yahoo Store" shall mean that Yahoo branded property containing various online stores and currently located at http://store.yahoo.com or any successor url.


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2.      BEYOND.COM BANNER.

        2.1 Yahoo shall provide the Beyond.com Banner, on a rotating basis until its Page View obligations are met, on the [*] Pages (in the placement as set forth in Exhibit B) and [*].

3.      BEYOND.COM SHOPPING BANNER.

        3.1 Yahoo shall provide the Beyond.com Shopping Banner, on a rotating basis until its Page View obligations are met, on the [*] Pages (in the placement as set forth in Exhibit B).


4.      BEYOND.COM BUTTON.

        4.1     Yahoo shall provide the Beyond.com Button, accompanied by one
                (1) text link, on a rotating basis until its Page View obligations are met, on the [*] Pages and [*] Pages (in the placement as set forth in Exhibit B). Such [*] Pages shall be those [*] set forth on Exhibit A. Yahoo shall provide up to three (3) text links to accompany the Beyond.com Button on certain of the [*] Pages based on such pages' capacity as reasonably determined by Yahoo. In no case shall any Beyond.com Button text link exceed sixteen (16) characters. Further, each Beyond.com Button text link shall promote Software Products and permit users to navigate directly to a Page on the Beyond.com Site relating to the Software Products relevant to the [*] Page or [*] Page on which such text link appears.


5.      BEYOND.COM GAMES BUTTON.

        5.1 Yahoo shall provide the Beyond.com Games Button on a rotating basis until its Page View obligations are met, on the [*] Pages (in the placement as set forth in Exhibit B).


6.      BEYOND.COM STORE MODULE.

        6.1 Yahoo shall provide the Beyond.com Store Module on a rotating basis until its Page View obligations are met, on the [*] Pages (in the placement as set forth in Exhibit B).


7.      BEYOND.COM FRONT PAGE PROMOTION.

        7.1 Yahoo shall provide the Beyond.com Front Page Promotion on a rotating basis until its Page View obligations are met, on the [*] (in the placement as set forth in Exhibit B), currently located at [*].


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8.      BEYOND.COM MY YAHOO MODULE.

        8.1 Yahoo shall provide the Beyond.com My Yahoo Module on certain versions of My Yahoo that are co-branded with various original equipment manufacturers. The determination of which versions of My Yahoo that the My Yahoo Module appears on shall be in Yahoo's sole discretion. For clarity, Yahoo shall have no Page View obligations with respect to the My Yahoo Module.

9.      IMPLEMENTATION.

        9.1 Subject to the provisions of this Agreement, Yahoo will be solely responsible for the user interface and placement of the [*] and Beyond.com shall be solely responsible for and shall provide Yahoo with all artwork and design elements of the [*].

        9.2 Beyond.com shall promptly provide Yahoo all URLS, URL formats (as applicable, content, and other materials necessary for Yahoo to provide the [*]. All content and material contained in the [*] are subject to Yahoo's approval and must comply with all applicable federal, state and local laws, rules and regulations, including, without limitation, consumer protection laws and rules and regulations governing product claims, truth in labeling, and false advertising.

        9.3 Each party hereby grants the other party a limited, non-exclusive, worldwide, fully paid license to use, reproduce and display such party's trade names, trademarks, service names, other proprietary marks and any other intellectual property provided hereunder, solely as is reasonably necessary for the receiving party to perform its obligations under this Agreement. Except for the limited license set forth in this Section 9.3, neither party shall have any right to use any of the other party's trade names, trademarks, service names, other proprietary marks and any other intellectual property.

        9.4     [*]

        9.5     [*]

        9.6 The Beyond.com Site shall comply with the scale, speed and performance requirements mutually agreed upon by the parties but in no event less than that which is reasonably equivalent to the Yahoo Main Site.


10.     [*].

        10.1 [*] Under no circumstances shall the foregoing [*] be deemed to restrict Yahoo's ability to extend other merchant positions in the Software Merchant Program to third parties.

        10.2    [*]


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11.     PAGE VIEWS.

        11.1    With respect to the [*], Yahoo shall deliver [*] Page Views.

        11.2 Yahoo will [*] deliver such Page Views as follows: [*] Page Views of the Beyond.com Button; [*] Page Views of the Beyond.Com [*] Promotion; [*] Page Views of the Beyond.com [*]; [*] Page Views of the Beyond.com [*] Banner; [*] Page Views of the Beyond.com Banner on the [*] Pages; [*] Page Views of the Beyond.com Banner on [*]; [*] Page Views of the Beyond.com [*] Promotion. Notwithstanding the foregoing, Yahoo's Page View obligations are with respect to the program as a whole as set forth in Section 11.1 above and Yahoo shall not be in breach of this Agreement for failure to deliver the number of Page Views in any of the areas set forth in this Section 11.2. In the event that Yahoo materially alters an area on which a Page View referenced above is to be delivered, and such alteration has a material adverse effect on the value of the applicable Page Views to Beyond.com, Yahoo shall use commercially reasonable efforts to assist Beyond.com in determining adequate alternative areas on which such effected Page Views may be delivered and modifying its delivery obligations under this Section 11.2 accordingly.

        11.3 In the event that Yahoo fails to deliver the number of Page Views referred to in Section 11.1 above by the expiration of the Term, Yahoo will "make good" the shortfall by extending its obligations under Sections 2-8 in the areas of the Yahoo Main Site set forth therein (or similar inventory) beyond the end of the Term until such Yahoo Page View obligation is satisfied. The provisions set forth in this Section 11.3 set forth the entire liability of Yahoo, and Beyond.com's sole remedy, for Yahoo's breach of its Page View obligations set forth in this Section 11.

        11.4 Yahoo shall provide Beyond.com access twenty-four hours a day, seven days a week, to an electronic database that describes Yahoo's calculation of the Page Views.


12.     COMPENSATION.

        12.1 Slotting Fee. In consideration of Yahoo's performance and obligations as set forth herein, Beyond.com will pay Yahoo a slotting fee equal to [*]. Such fee shall be payable as follows:
                (i) [*] within three (3) business days of execution of this Agreement, with [*] of such payment designated as a set up fee for design, consultation, development, implementation and placement of the [*]; and (ii) [*] payments equal to [*] payable on the first business day of each [*] provided that the first payment (for the [*]) shall be due three (3) business days after the Launch Date.

        12.2    [*] Fee. In addition to the compensation described in Section
                11.1 above, Beyond.com shall pay Yahoo a [*] fee equal to [*]. Such [*] Fee payments shall


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                be made within ten (10) days of the end of the [*] to which they relate (e.g., the first [*] Fee payment for: [*] Fees earned from the [*] to [*], shall be due on or before [*]; the second [*] Fee payment for [*] Fees earned between [*] and [*], shall be due on or before [*], etc.).

        12.3 Payment Information. All payments herein are non-refundable and non-creditable and shall be made by Beyond.com via transfer into Yahoo's main account pursuant to the wire transfer instructions set forth on Exhibit C.

        12.4 Late Payments. Any portion of the above payments which has not been paid to Yahoo within ten (10) days of the dates set forth above shall bear interest at the lesser of (i) one percent (1%) per month or (ii) the maximum amount allowed by law. Notwithstanding the foregoing, any failure by Beyond.com to make the payments specified in Sections 12.1 and 12.2 on the dates set forth therein shall constitute a material breach of this Agreement.

13.     TERMINATION.

        13.1 Term. This Agreement shall commence upon the Launch Date and, unless terminated as provided herein, shall remain in effect for the Term.

        13.2 Termination by Either Party with Cause. This Agreement may be terminated at any time by either party: (i) immediately upon written notice if the other party: (a) files a petition in bankruptcy; or (b) makes an assignment for the benefit of its creditors; or (ii) thirty (30) days after written notice to the other party of such other party's breach of any of its obligations under this Agreement in any material respect (ten
                (10) days in the case of a failure to pay), which breach is not remedied within such notice period. In the event that Yahoo provides a notice of termination under clause (ii) above, Yahoo shall have the right to suspend performance under Sections 2, 3, 4, 5, 6 and 7 of this Agreement for the notice period unless and until the breach is fully remedied by Beyond.com prior to the expiration of the notice period.

        13.3 Termination by Yahoo. Yahoo may terminate this Agreement upon forty-five (45) days written notice to Beyond.com if at any time during the Term Yahoo reasonably determines that the Beyond.com site is not fully operational with support for conducting on-line sales of Software Products and such deficiency is not cured within the forty-five (45) day notice period.

        13.4 Survival. The provisions of Sections 1, 11.3, 12, 13.4 and 14-18 shall survive expiration or proper termination of this Agreement; provided that Beyond.com's payment obligations pursuant to Section 12 shall not survive termination of this Agreement by Beyond.com under Section 13.2(ii) (a Yahoo breach).


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14.     CONFIDENTIAL INFORMATION AND PUBLICITY.

        14.1 Terms and Conditions. The terms and conditions of this Agreement shall be considered confidential and shall not be disclosed to any third parties except to such party's accountants, attorneys, or except as otherwise required by law. Neither party shall make any public announcement regarding the existence of this Agreement without the other party's prior written approval and consent unless required by law but even then only after reasonable notice to the other party.

        14.2 Publicity. Any and all publicity relating to this Agreement and subsequent transactions between Yahoo and Beyond.com and the method of its release shall be approved in advance of the release by both Yahoo and Beyond.com, provided that, as soon as reasonably practicable following the Effective Date, the parties shall work in good faith to announce the existence of this relationship through a mutually issued press release substantially similar to that attached as Exhibit F.

        14.3 Nondisclosure Agreement. Yahoo and Beyond.com acknowledge and agree to the terms of the Mutual Nondisclosure Agreement attached hereto as Exhibit E with respect to the use and disclosure of confidential information and all discussions pertaining to or leading to this Agreement.

        14.4 User Data. All information and data provided to Yahoo by users of the Yahoo Properties or otherwise collected by Yahoo relating to user activity on the Yahoo Properties [*]. All information and data provided to Beyond.com on the Beyond.com Site or otherwise collected by Beyond.com relating to user activity on the Beyond.com Site [*]. Each party agrees to use such information only as authorized by the user and consistent with its published privacy policy.

        14.5 Privacy of User Information. Beyond.com shall ensure that all information provided by users of the Beyond.com Site is maintained, accessed and transmitted in a secure environment and in compliance with security specifications employed through the use of SSL technology. Beyond.com shall provide a link to its policy regarding the protection of user data on those pages of the Beyond.com Site where the user is requested to provide personal or financial information.


15.     INDEMNIFICATION.

        15.1 Beyond.com, at its own expense, will indemnify, defend and hold harmless Yahoo and its employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against Yahoo based on or arising from a claim any Beyond.com trademark, service mark or other Beyond.com brand feature, any material, product or service produced, distributed, offered or provided by Beyond.com, or any material presented on the Beyond.com Site, infringes in any manner any copyright, patent, trademark, trade secret or any other intellectual property right of any third party, is or contains any material or information that is obscene, defamatory, libelous, slanderous, or that violates any law or regulation, or that otherwise violates any rights of any person or entity, including, without limitation, rights of publicity, privacy or personality, or has otherwise resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any third party; provided, however, that in any such case: (x) Yahoo provides Beyond.com with prompt notice of any such claim; (y) Yahoo permits Beyond.com to assume and control the defense of such action upon Beyond.com's written notice to Yahoo of its intention to indemnify; and (z) upon Beyond.com's written request, and at no expense to Yahoo, Yahoo will provide to Beyond.com all available information and assistance necessary for Beyond.com to defend such claim. Beyond.com will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Yahoo, without Yahoo's prior written consent, which shall not unreasonably be withheld. Beyond.com will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by Yahoo in connection with or arising from any such claim, suit, action or proceeding.

        15.2 Yahoo, at its own expense, will indemnify, defend and hold harmless Beyond.com and its employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against Beyond.com based on or arising from a claim that any Yahoo trademark, service mark or other Yahoo brand feature infringes in any manner any copyright, patent, trademark, trade secret or any other intellectual property right of any third party; provided, however, that in any such case:
                (x) Beyond.com provides Yahoo with prompt notice of any such claim; (y) Beyond.com permits Yahoo to assume and control the defense of such action upon Yahoo's written notice to Beyond.com of its intention to indemnify; and (z) upon Yahoo's written request, and at no expense to Beyond.com, Beyond.com will provide to Yahoo all available information and assistance necessary for Yahoo to defend such claim. Yahoo will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Beyond.com, without Beyond.com's prior written consent, which shall not unreasonably be withheld. Yahoo will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by Beyond.com in connection with or arising from any such claim, suit, action or proceeding.


16.     LIMITATION OF LIABILITY.

        16.1 EXCEPT AS PROVIDED IN SECTION 15, UNDER NO CIRCUMSTANCES SHALL BEYOND.COM, YAHOO, OR ANY OF THEIR RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING FROM THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN

                ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

17.     INSURANCE.

        17.1 Beyond.com agrees that it will maintain insurance with a carrier that is reasonably acceptable by Yahoo and with coverage for commercial general liability errors and omissions of at least one million dollars per occurrence.


18.     GENERAL PROVISIONS.

        18.1 Independent Contractors. It is the intention of Yahoo and Beyond.com that Yahoo and Beyond.com are, and shall be deemed to be, independent contractors with respect to the subject matter of this Agreement and nothing contained in this Agreement shall be deemed or construed in any manner whatsoever as creating any partnership, joint venture, employment, agency, fiduciary or other relationship between Yahoo and Beyond.com.

        18.2 Entire Agreement. This Agreement, together with all Exhibits hereto, represents the entire agreement between Yahoo and Beyond.com with respect to the subject matter hereof and thereof and shall supersede all prior agreements and communications of the parties, oral or written, including without limitation the Letter of Intent executed on or about January 18, 1999, between Yahoo and Beyond.com.

        18.3 Amendment and Waiver. No amendment to, or waiver of, any provision of this Agreement shall be effective unless in writing and signed by both parties. The waiver by any party of any breach or default shall not constitute a waiver of any different or subsequent breach or default.

        18.4 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the conflicts of laws principles thereof.

        18.5 Successors and Assigns. Neither party shall assign its rights or obligations under this Agreement without the prior written consent of the other party, which shall not unreasonably be withheld or delayed. Notwithstanding the foregoing, either party may assign this Agreement to an entity who acquires substantially all of the stock or assets of a party to this Agreement; provided that consent will be required in the event that the non-assigning party reasonably determines that the assignee will not have sufficient capital or assets to perform its obligations hereunder, or that the assignee is a direct competitor of the non-assigning party. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns.

        18.6 Force Majeure. Neither party shall be liable for failure to perform or delay in performing any obligation (other than the payment of money) under this Agreement if such failure or delay is due to fire, flood, earthquake, strike (declared or undeclared), embargo, blockade, legal prohibition, governmental action, riot, insurrection, damage, destruction or any other similar cause beyond the control of such party.

        18.7 Notices. All notices, requests and other communications called for by this agreement shall be deemed to have been given immediately if made by facsimile or Electronic mail (confirmed by concurrent written notice sent via overnight courier for delivery by the next business day), if to Yahoo at 3420 Central Expressway, Santa Clara, CA 95051, Fax: (408) 731-3301
                Attention: Vice President (e-mail: [*]), with a copy to its General Counsel (e-mail: [*]), and if to Beyond.com at the physical and Electronic mail addresses set forth on the signature page of this Agreement, or to such other addresses as either party shall specify to the other. Notice by any other means shall be deemed made when actually received by the party to which notice is provided.

        18.8 Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not effect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

        18.9 Sole Responsibility. Beyond.com will remain solely responsible for the operation of the Beyond.com Site, and Yahoo will remain solely responsible for the operation of the Yahoo Main Site. Each party: (a) acknowledges that the Beyond.com Site and the Yahoo Main Site may be subject to temporary shutdowns due to causes beyond the operating party's reasonable control; and (b) subject to the terms of this Agreement, retains sole right and control over the programming, content and conduct of transactions over its respective Internet-based service.

        18.10 Counterparts. This Agreement may be executed in two counterparts, both of which taken together shall constitute a single instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission.

        18.11 Authority. Each of Yahoo and Beyond.com represents and warrants that the negotiation and entry of this Agreement will not violate, conflict with, interfere with, result in a breach of, or constitute a default under any other agreement to which they are a party.

        18.12 Attorneys Fees. The prevailing party in any action to enforce this Agreement shall be entitled to reimbursement of its expenses, including reasonable attorneys' fees.


                            [Signature Page Follows]

YAHOO! INC.                                  BEYOND.COM, INC.

By:  /s/ ELLEN SIMINOFF                      By:  /s/ JOHN VIGOUROUX
   -------------------------------              --------------------------------
Name:  Ellen Siminoff                        Name:  John Vigouroux

Title:  Vice President,                      Title:  Vice President,
        Business Development                         Business Development

Attn:  VP, Business Development
3420 Central Expressway
Santa Clara, CA  95051
Tel:  (408) 731-3300
Fax:  (408) 731-3302                         Tel:
                                                 -------------------------------
e-mail:  [*]                                 Fax:
                                                 -------------------------------

EXECUTION COPY

                     Category Pages for Buttons (Exhibit A)

http://dir.yahoo.com/Arts/Art_History
http://dir.yahoo.com/Arts/Design_Arts
http://dir.yahoo.com/Arts/Design_Arts/Architecture/Software
http://dir.yahoo.com/Arts/Design_Arts/Software
http://dir.yahoo.com/Arts/Museums_Galleries_and_Centers
http://dir.yahoo.com/Arts/Visual_Arts
http://dir.yahoo.com/Business_and_Economy/Business_Opportunities
http://dir.yahoo.com/Business_and_Economy/Companies/Agriculture/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Arts_and_Crafts/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Children/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Communications_and_Media_
 Services/Desktop_Publishing/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Employment/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Engineering/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Financial_
 Services/Accounting/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Financial_
 Services/Banking/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Financial_
 Services/Insurance/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Financial_
 Services/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Financial_
 Services/Taxes/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Government/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Health/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Information/Genealogy/
 Software
http://dir.yahoo.com/Business_and_Economy/Companies/Law/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Manufacturing/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Marketing/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Music/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Navigation/Maps/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Real_Estate_Property_
 Management/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Real_Estate/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Scientific/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Sports/Golf/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Sports/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Telecommunications/Software
http://dir.yahoo.com/Business_and_Economy/Companies/Transportation/Aviation/
 Software
http://dir.yahoo.com/Business_and_Economy/Companies/Travel/Software
http://dir.yahoo.com/Business_and_Economy/Education
http://dir.yahoo.com/Business_and_Economy/Employment
http://dir.yahoo.com/Business_and_Economy/Finance_and_Investment
http://dir.yahoo.com/Business_and_Economy/Products_and_Services
http://dir.yahoo.com/Arts/Art_History
http://dir.yahoo.com/Arts/Design_Arts
http://dir.yahoo.com/Arts/Design_Arts/Architecture/Software
http://dir.yahoo.com/Arts/Design_Arts/Software
http://dir.yahoo.com/Arts/Museums_Galleries_and_Centers
http://dir.yahoo.com/Arts/Visual_Arts
http://dir.yahoo.com/Education/Adult_and_Continuing_Education
http://dir.yahoo.com/Education/Career_and_Vocational
http://dir.yahoo.com/Education/Higher_Education
http://dir.yahoo.com/Education/Standards_and_Testing
http://dir.yahoo.com/Education/Teaching
http://dir.yahoo.com/Government/Law
http://dir.yahoo.com/Government/Taxes
http://dir.yahoo.com/Recreation/Aviation
http://dir.yahoo.com/Recreation/Hobbies
http://dir.yahoo.com/Recreation/Sports

EXECUTION COPY

                  KEYWORDS FOR BUTTONS AND BANNERS (EXHIBIT A)


3M
7th Level
Access
Acclaim Entertainment
Acrobat
Act1
Activision
Adaptec
Affiliates
Allaire
American Heritage
Arcade
Astroids
At Guard
Autodesk
Baidur's Gate
Barbie Photo Designer
Baseball
Berkeley Systems
Better Homes & Gardens
Beyond.com
BH&G
Bible
Blizzard
Bonzi
California Tax
Centipede
Cyber Patrol
Cybermedia
Dilbert
Diskeeper
Disney
Dreamweaver 2.0
Electronic Arts
Encarta
Encarta Africana
Encyclopedia
Excel
Expedia
Federal Tax
First Aid 2000
Fisher Price
Flight Simulator
Football
Freddi Fish 3
Frogger
Front Page
Geneology
Grim Fandango
Half Life
Hasbro Interactive
Home Depot
Home Site
Homesite

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IMac
Interplay
Intuit
Kiplinger
Knowledge Adventure
Legend of Zelda
Lego
Macin Tax Delux
Macromedia
Madden
Madden 99
Mcafee
Mcafee Office
MetaCreations
Micro Sites
Money 99
Monopoly
Moon
Need for Speed
Net Nanny
Net Zip
Network Associates
NHL 99
Norton Antivirus
Norton System Works
Office
Outlook
Pac Man
Pagemaker
Pagis Pro
Paint Shop Pro 5.0
Painter 5.5
Palm Computing
Palm Pilot III
PKZip
Playstation
Plus! 98
Project 98
Publisher
Putt-Putt
Quick View Plus
Quickbooks
Rainbow Six
Reader Rabbit
Return of Arcade
Revenge of Arcade
Rugrats
Scrabble
Screen Saver
Sierra
Sim Earth
Star Craft
Star Wars
State Tax
Surf Express
Talking Dictionary
Tax Planning
Tekken 3

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Teletubbies
The Learning Company
Tonka
Trip Planner
Trivial Pursuit
Turbo Tax Deluxe
Turbotax
Virus Scan
Visio
Web Razor
Word
World Book
Xara
You Don't Know Jack
Zelda
Zoo

                              KEYWORDS FOR BANNERS

7th Level
Acclaim Entertainment
Acrobat
Act!
Activision
Adaptec
Allaire
Apple
Arcade
Astroids
At Guard
Baldur's Gate
Barbie Photo Designer
Berkeley Systems
Better Homes & Gardens
Beyond.com
BH&G
Bible
Blizzard
Bonzi
California Tax
Centipede
Corel
Cybermedia
Dilbert
Diskeeper
Disney
Dreamweaver 2.0
EA Sports
Electronic Arts
Encarta
Encarta Africana
Encyclopedia
Eudora Pro

EXECUTION COPY

      Excel
      Expedia
      First Aid 2000
      Flight Simulator
      Freddi Fish 3
      Frogger
      Grim Fandango
      Half Life
      Hasbro Interactive
      Home Depot
      Home Site
      Homesite
      IMac
      Interplay
      Kiplinger
      Knowledge Adventure
      Legend of Zelda
      Mac
      Macin Tax Deluxe
      Madden
      Madden 99
      Mcafee
      Mcafee Office
      MetaCreations
      Micro Sites
      Microsoft
      Money 99
      Monopoly
      Need for Speed
      Net Zip
      Network Associates
      NHL 99
      Norton System Works
      Pac Man
      Pagemaker
      Pagis Pro
      Paint Shop Pro 5.0
      Painter 5.5
      Palm Computing
      Palm Pilot III
      PKZip
      Plusi98
      Project 98
      Publisher
      Putt-Putt
      Quick View Plus
      Quickbooks
      Quicken
      Rainbow Six
      Reader Rabbit
      Return of Arcade
      Revenge of Arcade
      Rugrats
      Scrabble
      Screen Saver
      Sierra
      Sim Earth
      Star Craft
      StarCraft
      State Tax
      Surf Express
      Talking Dictionary
      Tekken 3

EXECUTION COPY

      Teletubbies
      The Learning Company
      Trip Planner
      Trivial Pursuit
      Turbo Tax Deluxe
      Virus Scan
      Web Razor
      Word
      Xara
      Y2K
      You Don't Know Jack
      Zelda
      Zoo

EXECUTION COPY

                      MODULE ON CATEGORY PAGE (EXHIBIT B)



     [graphic depicting Yahoo! screen and placement of the Beyond.com name]



                           MODULE ON SEARCH WORD PAGE



     [graphic depicting Yahoo! screen and placement of the Beyond.com name]


These are examples of placement for the Beyond.com buttons; Buttons will appear on category pages and search word pages based upon those listed in Exhibit A.

EXECUTION COPY

                      "BUY IT BUTTON IN YAHOO GAMES (EXHIBIT B)



     [graphic depicting Yahoo! screen and placement of the Beyond.com name]


Quick Buy from Beyond.com is an example of placement for the Beyond.com "Buy it Button" in Yahoo Games


                       MY YAHOO BANNER AND CONTENT MODULE

The Garden.com banner is an example of placement for Beyond.com banners in the terms of this agreement.


     [graphic depicting Yahoo! screen and placement of the Beyond.com name]


The weather module is an example of placement for Beyond.com My Yahoo content module as stated in the terms of this agreement.

EXECUTION COPY

               YAHOO FRONT PAGE PROMOTIONAL PLACEMENT (EXHIBIT B)


     [graphic depicting Yahoo! screen and placement of the Beyond.com name]


The NECX banner is an example of placement for Beyond.com front page promotional placement as stated in this agreement.

EXECUTION COPY

            BEYOND.COM PRODUCTS SHOTS IN YAHOO SHOPPING (EXHIBIT B)



     [graphic depicting Yahoo! screen and placement of the Beyond.com name]


The Act product shot is an exmaple of the Yahoo Shopping product shots Beyond.com will receive as part of this agreement.


                             YAHOO SHOPPING BANNERS


     [graphic depicting Yahoo! screen and placement of the Beyond.com name]


The Value America banner is an example of placement for Beyond.com Shopping banner as stated in the terms of this agreement.

EXECUTION COPY


                                   EXHIBIT C

                           WIRE TRANSFER INSTRUCTIONS


Yahoo's Bank Information:


Institution Name: [*]

Institution Address: [*]

ABA: [*]

Beneficiary Name: [*]

Beneficiary Account Number: [*]

EXECUTION COPY

                 Exhibit D (Front page promotional guidelines)

Yahoo! Promotions: Front Page Banner Specs

Size:

230 pixels wide by 33 pixels high. File size must not exceed 3k.

Banner:

Can animate for a period of not more than 6 seconds. No endless looping is permitted.

Sponsor may run up to 6 different banners for a 14 day promotion campaign and banners will rotate equally.

Background Color:

Backgrounds which are not transparent must have a color(s) which are using a HSB color space, between 0% and 50% in saturation, and between 50% and 80% in brightness. The hue may be any value.

Yahoo! reserves the right to define the portions of a submitted image which comprise the background.

Transparent backgrounds are permitted.

All Banners are subject to aesthetic and content approval by Yahoo!

All artwork must be submitted to Yahoo! at least five (5) business days prior to the starting date of the promotion. Yahoo! reserves the right to review, reject or modify any part of any creative at its sole discretion.

Yahoo! Promotions; Sweepstakes Prizes

Yahoo! requires that promotion sponsors provide a prize package at a minimum retail value. Values for different types of promotions are outlined in the table below.

Sponsor is responsible for shipping/handling charges associated with fulfillment.

Sponsor is responsible for sending 1099 notifications to the prize winners/IRS.

Sponsor shall deliver prize to winning contestant within six (6) weeks of conclusion of contest.

Prize values for Multi-sponsored promotions vary.

Type of Promotion:

                      Prize Package Minimum
Front Page Banner     $10,000
Front Page Text       $10,000

EXECUTION COPY

               EXHIBIT D (FRONT PAGE PROMOTIONAL GUIDELINES CONT)

Yahoo! Promotions: Hosted by Sponsor

A Standard Sponsor hosted promotion shall consist of the following:

Banner(s) or text links on a Yahoo! hosted page which links to the sponsored hosted promotion Jump page.

A Jump page consisting of promotion graphics, client graphics, copy/content and contest description.

A Rules page consisting of official rules which govern the sweepstakes.

An Entry form page consisting of promotion graphics and the entry form.

Entry form page must include the following disclaimer located directly next to the "submit" button.

(Sponsor's Name) is solely responsible for use of this information.

A Thank you page consisting of graphics and text.

Total size of all graphics on each page of the promotion must be less than 35K. This is to optimize loading times for contestants and to reduce the amount of people who turn away from the promotion before the page loads.

If sponsor chooses to host the promotion, sponsor hereby agrees to do the following: Allow Yahoo! Engineers to run a stress test program to test the sponsor's server's) capacity. A mutually agreed upon time will be arranged with sponsor to run this test program, which simulates the traffic level that can be expected from a front page promotion. Sponsor shall make necessary modifications to its server capacity so that it will pass such test prior to the starting date of the promotion.

Submit promotion URLs at least (5) business days prior to the starting date of the promotion for Yahoo! final approval (which may include Yahoo required modifications to the promotion).

Sponsor may not post any contest page until it receives final approval of entire page from Yahoo!

Yahoo! reserves the right to have access to all aggregate information captured on entry form submissions through the promotion. Yahoo's use of this information will be restricted to internal purposes.

Traffic sent to Sponsor Home Page
In order to send traffic from the promotional banner on Yahoo directly to a sponsor home page instead of a Jump Page, the following requirements must be met, with no exceptions:

Sponsor agrees to create a customized predominant graphic dedicated to prize/contest details to be displayed on sponsor's home page. Graphic must always be above the fold of the page and link directly to the sweepstakes page/entry form.

Total pixel area of graphic must be at least 28,080 k or the equivalent of a 468x60 banner.

All artwork/creative must be submitted to Yahoo! at least five (5) business days prior to the starting date of the promotion.

Yahoo! reserves the right to review, reject or modify any part of any creative at its sole discretion.

Sponsor shall be responsible for the design, layout, posting and maintenance of the Promotion pages.

Sponsor shall operate the contest on computers and network hardware under its ownership or control.

EXECUTION COPY

                                   EXHIBIT E
                        MUTUAL NON-DISCLOSURE AGREEMENT

      This Agreement governs the disclosure of information by and between Yahoo! Inc., a California corporation, and ____________________ ("Participant").

      1. The "Confidential Information" is that confidential, proprietary, and trade secret information being disclosed by the disclosing party described as (please be specific):

      (a) Yahoo Confidential Information (owned by Yahoo and any of its affiliates) _________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          ___________________________________________________

      (b) Participant Confidential Information
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________

      2. Except as set forth in this Section 2, all Confidential Information shall be in tangible form and shall be marked as Confidential or proprietary information of the disclosing party. If the Confidential Information is disclosed orally or visually, it shall be identified as such at the time of disclosure and confirmed in a writing to the recipient within thirty (30) days of such disclosure.

      3. Each of the parties agrees that it will not make use of, disseminate, or in any way disclose any Confidential Information of the other party to any person, firm or business, except to the extent necessary for negotiations, discussions, and consultations with personnel or authorized representatives of the other party and any purpose the other party may hereafter authorize in writing. Each of the parties agrees that it shall disclose Confidential Information of the other party only to those of its employees who need to know such information and who have previously agreed, either as a condition to employment or in order to obtain the Confidential Information, to be bound by terms and conditions substantially similar to those of this Agreement.

      4. There shall be no liability for disclosure or use of Confidential Information which is (a) in the public domain through no fault of the receiving party (b) rightfully received from a third party without any obligation of confidentiality, (c) rightfully known to the receiving party without any limitation on use or disclosure prior to its receipt from the disclosing party,
(d) independently developed by the receiving party (e) generally made available to third parties without any restriction on disclosure, or (f) communicated in response to a valid order by a court or other governmental body, as otherwise required by law, or as necessary to establish the rights of either party under this Agreement (provided that the party so disclosing has provided the other

EXECUTION COPY

party with a reasonable opportunity to seek protective legal treatment for such Confidential Information).

      5. "Residual Information" shall mean any Confidential Information of the disclosing party which may be retained in intangible form in the minds of those individuals of the receiving party who have had proper access to such Confidential Information. Notwithstanding anything else in this Agreement, the receiving party shall be free to use any Residual Information for any purpose whatsoever, including, without limitation, the development of its own products, or business, provided that such party shall not be entitled to disclose Residual Information to any third parties unless such disclosure is in the course of, or as part of, any disclosure of its own products or business or their development.

      6. Each of the parties agrees that it shall treat all Confidential Information of the other party with the same degree of care as it accords to its own Confidential Information, and each of the parties represents that it exercises reasonable care to protect its own Confidential Information.

      7. Each of the parties agrees that it will not modify, reverse engineer, decompile, create other works from, or disassemble any software programs contained in the Confidential Information of the other party unless otherwise specified in writing by the disclosing party.

      8. All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs and lists) furnished to one party by the other, and which are designated in writing to be the property of such party, shall remain the property of such party and shall be returned to it promptly at its request, together with any copies thereof.

      9. This Agreement shall govern all communications between the parties that are made during the period from the effective date of this Agreement to the date on which either party receives from the other written notice that subsequent communications shall not be so governed, provided, however, that each party's obligations under Sections 2 and 3 with respect to Confidential Information of the other party which it has previously received shall continue unless and until such Confidential Information falls within Sections 4 or 5. Neither party shall communicate any information to the other in violation of the proprietary rights of any third party. Neither party acquires any licenses under any intellectual property rights of the other party under this Agreement.

EXECUTION COPY

                                   EXHIBIT F

                                (Press Release)